UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: July 11, 2006
(Date of earliest event reported)
INTERWOVEN, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-27389	77-0523543

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

803 11th Avenue, Sunnyvale, CA	94089

(Address of principal executive offices)	(Zip Code)
(408) 774-2000

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     As of July 11, 2006, the Board of Directors of Interwoven, Inc.(the “Company”) appointed Charles M. Boesenberg, former Chief Executive Officer and Chairman of NetIQ Corporation, to the Company’s Board of Directors effective immediately following the 2006 Annual Meeting of Stockholders on July 12, 2006. It has not yet been determined on which board committees Mr. Boesenberg will serve.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.

Date: July 14, 2006	By:	/s/ John E. Calonico, Jr.
John E. Calonico, Jr.
Senior Vice President and Chief Financial Officer